EXHIBIT 99.4

“Management of Metastatic Breast Cancer to Bone”

Adam Brufsky, MD, PhD

Co-Director, Assistant Professor of Medicine

Magee-Womens Cancer Program at

UPMC Cancer Centers

Pittsburgh, PA

A Typical Case

48 year old woman

In 2000, had a R MRM for a 5 cm IDC, ER/PR(-), Her 2 (-), 6/10 LN(+)

Received AC x 4, T x 4 and XRT to R chest wall

In March 2003, she complains of mild R hip pain

Bone scan shows multiple mets in B ribs, T spine, R iliac bone

Metastatic workup (-), repeat Her2 by FISH on primary tumor (-)

What is the appropriate therapy?

Slide # 2

Management Options

Pain management (NSAIDs/opioids)

Bisphosphonates

Chemotherapy (capecitabine?)

External beam radiation

Orthopedic intervention (rods, etc)

Radiopharmaceuticals

Slide # 3

Skeletal-Related Complications in the Pamidronate Trials in Breast Cancer





Pamidronate
Placebo
Patients (%)
80
70
60
50
40
30
20
10
0
P=0.054
P=0.014
P=0.036
P=0.010
P18
P19
P18
P19
Fractures
Hypercalcemia

CYTOGEN

Theriault et al. *J Clin Oncol.* 1999;17:846.
Hortobagyi et al. *J Clin Oncol.* 1998;16:2038.

Slide # 4

Incidence of Treatment for Skeletal-Related Complications in the Pamidronate Trials in Breast Cancer



Pamidronate
Placebo
Patients (%)
60
50
40
30
20
10
0
P=0.058
P<0.001
P=0.245
P=0.01
P18
P19
P18
P19
Radiation
Surgery

CYTOGEN

Theriault et al. *J Clin Oncol.* 1999;17:846.
Hortobagyi et al. *J Clin Oncol.* 1998;16:2038.

Slide # 5

Zometa® vs Pamidronate Percentage of Patients With Each SRE

*HCM is excluded as a skeletal-related event

24 Months Extension Data

Percent of patients

All SREs*

Fractures

Radiation to bone

Surgery to Bone

Spinal cord comp

HCM

47

51

37

39

19

24

4

6

2

4

2

3

60

50

40

30

20

10

0

ZOMETA 4 mg (N = 581)

Pam 90 mg (555)

Coleman et al. SABCS 2002, Abstract 355

Rosen et al. ASH 2002, Abstract 5139

Slide # 6

Zometa and Pain Palliation

Zoledronic acid 4 mg

Zoledronic acid 8/4 mg

Placebo

LS mean change baseline in pain score

Time, months

1.2

1

0.8

0.6

0.4

0.2

0

-0.2

-0.4

3

6

9

12

16

Saad F, et al. J Natl Cancer Inst. 2002;94:1458-1468.

Slide # 7

Management Options

Pain management (NSAIDs/opioids)

Bisphosphonates

Chemotherapy (capecitabine?)

External beam radiation

Orthopedic intervention (rods, etc)

Radiopharmaceuticals

Slide # 8

Chemotherapy

Taxanes, vinca alkaloids, capecitabine, anthracyclines

All have potential toxicity

Difficult to measure benefit in bone-only MBC

Risk-benefit ratio in asymptomatic patient

Slide # 9

Management Options

Pain management (NSAIDs/opioids)

Bisphosphonates

Chemotherapy (capecitabine?)

External beam radiation

Orthopedic intervention (rods, etc)

Radiopharmaceuticals

Slide # 10

External Beam Radiation: Local Field

Pain relief efficacy

Periods of complete pain relief in 50% of patients

Partial pain relief in 40% of patients

Onset of pain relief: few days to 4 weeks

>50% of patients with some pain relief have reemergence of pretreatment pain levels

Duration of pain relief: 3 to 6 months

Adverse effect: myelosuppression depending on dose and volume irradiated

Only targets a single area, repeat treatments difficult

Slide # 11

Management Options

Pain management (NSAIDs/opioids)

Bisphosphonates

Chemotherapy (capecitabine?)

External beam radiation

Orthopedic intervention (rods, etc)

Radiopharmaceuticals

Slide # 12

Orthopedic intervention

Elective internal fixation for weight-bearing long bone metastases

Lesions involving 50% or more of the diaphysis

Lesions destroying 50% or more of the cortex

Lesions >2.5 cm in the femoral neck, subtrochanteric, or intertrochanteric region or in supracondylar regions of the femur

Lytic lesions located in high-stress areas

Only targets a specific area, surgical morbidity

Slide # 13

Management Options

Pain management (NSAIDs/opioids)

Bisphosphonates

Chemotherapy (capecitabine?)

External beam radiation

Orthopedic intervention (rods, etc)

Radiopharmaceuticals

Slide # 14

Radiopharmaceuticals in Management of Bone Metastases

Home to areas of increased osteoblastic activity

Primary side effect: transient myelosuppression

Three FDA approved agents

Samarium-153 lexidronam injection (IV)

Strontium-89 chloride injection (IV)

Phosphorus-32 (IV or PO)

Slide # 15

Sm-153-EDTMP Dose-Controlled Clinical Trial BA-108

114 patients with metastatic bone pain from various primary sites

Randomized

0.5 mCi/kg

Sm-153-EDTMP

n = 55

1.0 mCi/kg

Sm-153-EDTMP

n = 59

Week 4

Pain relief - 55%

22% reported “much better” or “completely improved”

Pain relief - 70%

33% reported “much better” or “completely improved”

Resche et al. Eur J Cancer. 1997;33:1583–1591.

Slide # 16

Sm-153-EDTMP Dose-Controlled Clinical Trial BA-108

Nadir as a % of Baseline With Sm-153-EDTMP

0.5 mCi/kg 1.0 mCi/kg

56% 43%

Platelet

60% 49%

WBC

8% 9%

Grade 3

Toxicity

Resche et al. Eur J Cancer. 1997;33:1583–1591.

Slide # 17

Study BA-108 Patient Subgroups: Change in AUPC at Week 4

All

Patients

n=103

Breast

Cancer

n=35

Prostate

Cancer

n=58

0

-4

Change in AUPC

-8

0.5 mCi/kg

-12

1.0 mCi/kg

Slide # 18

Study BA-106 Patient Subgroups: Change in AUPC at Week 4

Breast

Cancer

(n=21)

Prostate

Cancer

(n=78)

All

Patients

(n=116)

Lung & Other

Cancers

(n=19)

4

0

Change in AUPC

-4

-8

-12

Placebo

0.5 mCi/kg

-16

-20

1.0 mCi/kg

*Note palliative response in breast cancer

Slide # 19

Survival of Patients with Breast Cancer After Sm-153-EDTMP in Study BA-108

0.5 mCi/kg (n=15)

1.0

1.0 mCi/kg (n=20)

0.9

0.8

0.7

0.6

Surviving

0.5

0.4

0.3

0.2

0.1

0

40

30

20

10

0

50

Months

Resche et al. Eur J Cancer. 1997;33:1583–1591.

Slide # 20

What about an antineoplastic effect – aren’t we radiating the tumor?

Should we use radiopharmaceuticals earlier in the course of MBC?

Slide # 21

Barriers to Early Radiopharmaceutical Use

1. Are there negative interactions with bisphosphonates?

2. Are there negative interactions with EBXRT?

3. Can we dose multiple times?

4. Are there negative interactions with chemotherapy?

5. Are there negative interactions with concurrent chemotherapy?

Slide # 22

Pilot Study to Assess Tolerance Sm-153-EDTMP With Pamidronate in Metastatic Breast Cancer

20 patients with painful metastatic breast cancer received pamidronate 90 mg every 4 weeks and Sm-153-EDTMP 1.0 or 0.5 mCi/kg

Results

1-month follow up: 18/20 reported good response to treatment

Mean time to WBC and platelet nadirs: 24 days

4/20 had WBC nadir <2000 cells/µL

3/20 had platelet nadir <100,000 cells/µL

Concurrent bisphosphonates and radionuclide therapy is safe and feasible

Gerszten et al. European Breast Cancer Conference. March 19–23, 2002; Barcelona, Spain.

Slide # 23

Pamidronate Does Not Interfere With Samarium-153 Uptake in Metatastic Breast Cancer Patients

3 patients with metastatic breast cancer evaluated for Sm-153-EDTMP uptake before and after 1-4 days of pamidronate

Sm-153-EDTMP 1 mCi/kg was divided into 6 equal portions and given before pamidronate, shortly after, and weekly for 4 weeks

Pamidronate did not significantly decrease subsequent skeletal uptake of Sm-153-EDTMP

Marcus et al. Clin Nucl Med. 2002;27:427-430.

Slide # 24

Skeletal Images Six Hours After Sm-153-EDTMP Injection

Both sets of images are similar; note the bone metastases.

Baseline

1 Day After

Pamidronate

Marcus et al. Clin Nucl Med. 2002;27:427-430.

Slide # 25

Barriers to Early Radiopharmaceutical Use

1. Are there negative interactions with bisphosphonates? (no)

2. Are there negative interactions with EBXRT?

3. Can we dose multiple times?

4. Are there negative interactions with chemotherapy?

5. Are there negative interactions with concurrent chemotherapy?

Slide # 26

Effect of External Beam Radiation on Sm-153-EDTMP Uptake and Distribution



- 14 patients with metastatic breast or prostate cancer
- Split-dose technique
  - Sm-153 EDTMP 0.5 mCi/kg → palliative external beam 3000-4000 cGy over 2-4 weeks → Sm-153-EDTMP 0.5 mCi/kg
  - At 3 hours and 24 hours post Sm-153-EDTMP injection, bone scans measured bone uptake of Sm-153-EDTMP
- Conclusions
  - Sm-153-EDTMP uptake was not significantly affected by external beam irradiation during the 28-day average time course studied
  - Either external beam or Sm-153-EDTMP may be given first, depending on the clinical situation

CYTOGEN

Finkelstein et al. ASTRO; November 4-8, 2001; San Francisco, Calif. Abstract 2026.

Slide # 27

Barriers to Early Radiopharmaceutical Use

1. Are there negative interactions with bisphosphonates? (no)

2. Are there negative interactions with EBXRT? (no)

3. Can we dose multiple times?

4. Are there negative interactions with chemotherapy?

5. Are there negative interactions with concurrent chemotherapy?

Slide # 28

Safety and Efficacy of Repeated Doses of Sm-153-EDTMP

Additional Quadramet® doses administered based on recurrence of pain in study 424Sm12

48 prostate cancer, 5 breast cancer, 1 unknown primary

132 doses administered to 54 patients (2 to 11 doses per patient)

54 patients: 2 doses

11 patients: 3 doses

4 patients: 4 doses

2 patients: 6 doses

1 patient: 11 doses

Mean administered dose was 81 mCi (52-113 mCi)

Sartor et al. 2005 ASCO Annual Meeting Abstract No: 4635

Slide # 29

WBC and Platelet Nadirs

Dose 1 Dose 2 Doses >3

3.6±1.1

[54%]

3.6±1.1

[49%]

WBC Nadir

[% of baseline]

3.5±0.9

[57%]

105±49

[48%]

129±37

[50%]

Platelet Nadir

[% of baseline]

93±38

[50%]

Sartor et al. 2005 ASCO Annual Meeting Abstract No: 4635

Slide # 30

Barriers to Early Radiopharmaceutical Use

1. Are there negative interactions with bisphosphonates? (no)

2. Are there negative interactions with EBXRT? (no)

3. Can we dose multiple times? (yes)

4. Are there negative interactions with chemotherapy?

5. Are there negative interactions with concurrent chemotherapy?

Slide # 31

Chemotherapy and EXBRT with Samarium-153 in Breast Cancer

48 patients receiving 79 courses of 153Sm-EDTMP

Pre- and post treatment data for

Entire co-hort

28 patients with prior CT

20 patients with prior CT and RT

Lowest nadir values observed:

WBC: 1,200/uL

PLT: 29,000/uL

Median time to nadir: 28 days

Heron, et. al., ASCO 2004

300

250

200

150

100

50

0

268

160

Platelets

Baseline

Nadir

7

6

5

4

3

2

1

0

5.8

3.7

WBCs

Baseline

Nadir

Slide # 32

% Decreases From Baseline in WBCs and Platelets

60

45

30

15

0

All Pts

CT + RT

CT

WBC

PLT

Heron, et. al., ASCO 2004

Slide # 33

Barriers to Early Radiopharmaceutical Use

1. Are there negative interactions with bisphosphonates? (no)

2. Are there negative interactions with EBXRT? (no)

3. Can we dose multiple times? (yes)

4. Are there negative interactions with chemotherapy? (no)

5. Are there negative interactions with concurrent chemotherapy? (we’re not sure)

Slide # 34

Bevacizumab is part of the new standard of care for MBC

Bevacizumab is a humanized monoclonal antibody directed against VEGF

Recognizes all VEGF-A isoforms

Active in metastatic colon cancer and NSCLC

Toxicity manageable

A randomized phase III trial of paclitaxel +/- bevaciumab as first line MBC therapy was presented at ASCO 2005

Slide # 35

E2100 Paclitaxel Versus Paclitaxel/ Bevacizumab For Previously-Untreated Metastatic Breast Cancer Interim Analysis

RANDOMIZATION

Paclitaxel 90 mg/m2 D1, 8, 15

Bevacizumab 10 mg/kg D1 and 15

28 Day Cycle

Paclitaxel 90 mg/m2 D1, 8, 15

28 Day Cycle

Slide # 36

E2100 Paclitaxel Versus Paclitaxel/ Bevacizumab For Previously-Untreated Metastatic Breast Cancer Interim Analysis

Pac

Pac + Bev

HR

P-Value

Overall Response Rate

All patients

14%

28%

-

<.0001

Measurable

Disease

16%

34%

-

<.0001

Progression-free survival

6.1 mo

11 mo

0.498

<.001

Overall survival

-

-

0.674

.01

Slide # 37

Proposed Phase II Pilot Clinical Trial of Samarium, Paclitaxel, and Bevacizumab in Metastatic Breast Cancer

25-30 women with MBC

Bone disease +/- other sites, ER/PR (+/-),

Her 2(-)

No prior chemotherapy (bisphosphonates allowed)

All receive paclitaxel 80 mg/2 weekly weeks 1-3 with week 4 off and bevacizumab 10 mg/kg IV weeks 1 and 3

Twenty four hours after week 1 pacliaxel and bevacizumab dose, 1 mCi/kg Sm153

Primary outcomes:

Safety (myelosuppression)

Time to progression

Feasibility of administration

Slide # 38

Phase III Trial Design

MBC, bone-only, ER/PR (+/-), Her2 (-)

Randomize to

Paclitaxel 80 mg/m2 IV weekly, 3 on, 1 off x 4-6 cycles with bevacizumab 10 mg/kg wks 1 and 3 of each cycle

Paclitaxel 80 mg/m2 IV weekly, 3 on, 1 off x 4-6 cycles with bevacizumab 10 mg/kg wks 1 and 3 of each cycle with Sm153 1 mCi/kg IV week 1, cycle 1

Outcome measures

Time to progression (symptomatic or asymptomatic)

Toxicity (myelosuppression)

Slide # 39

Summary

Radiopharmaceuticals can provide meaningful palliation of painful bone metastases in women with MBC

Transient myelosuppression is the major side effect

Issue of when to use these compounds is currently under investigation

Early vs late in MBC course

With/without chemotherapy

Asymptomatic vs symptomatic

Slide # 40